UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    July 31, 2009

DUANE READE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)
001-13843	05-0599589
(Commission File Number)	(I.R.S. Employer Identification No.)

440 NINTH AVENUE NEW YORK, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 273-5700
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 31, 2009, Duane Reade Holdings, Inc. issued a press release that its wholly-owned subsidiaries, Duane Reade Inc. and Duane Reade, had priced an offering of $300 million of 11.75% Senior Secured Notes due 2015 pursuant to an exemption from registration under the Securities Act of 1933. The press release, which is filed herewith as Exhibit 99.1, is incorporated herein by reference under this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1 – Press Release, dated July 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 31, 2009

DUANE READE HOLDINGS, INC.
By:	/s/ John K. Henry
Name: John K. Henry Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 99.1	Press Release, dated July 31, 2009.